Putnam
High Yield
Advantage
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: WOODCLAMP]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 19 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the six months ended May 31, 2005, Putnam High Yield Advantage Fund had a total return of 0.73% without sales charges.

 * The fund's primary benchmark, the JP Morgan Global High Yield Index, returned 0.99% for the same period.

 * The average return for the fund's Lipper category, High Current Yield Funds, was 0.03%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The first half of Putnam High Yield Advantage Fund's 2005 fiscal year was marked by a significantly more volatile environment for high-yield bonds, resulting in performance that was relatively flat over the six-month period. After stellar performance through 2003 and 2004, high-yield investors became somewhat wary as the credit cycle for this sector matured. Fundamentals such as low default rates, solid economic growth, and generally healthy corporate profits remained strong, but a change in tone by the U.S. Federal Reserve Board (the Fed) in February and March caused bonds of all types to sell off, with riskier sectors such as high-yield bonds experiencing more significant declines. The high income produced by these bonds helped offset the price declines, however, resulting in slightly positive overall returns. While the fund at net asset value (NAV) slightly underperformed its benchmark index, our successful security selection, emphasis on risk management, and diversification across a range of sectors and holdings enabled the fund to outperform its Lipper peer group average, again, based on results at NAV.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
Class A
(inception 3/25/86)        NAV              POP
--------------------------------------------------
6 months                  0.73%           -3.80%
--------------------------------------------------
1 year                   10.33             5.45
--------------------------------------------------
5 years                  34.57            28.56
Annual average            6.12             5.15
--------------------------------------------------
10 years                 71.23            63.59
Annual average            5.53             5.04
--------------------------------------------------
Annual average
(life of fund)            7.72             7.46
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.

Market overview

The start of calendar 2005 marked a change in the high-yield bond market. During calendar 2004, high-yield bond performance had continued to benefit from solid economic growth, declining default rates, and declining long-term interest rates that helped all bond sectors. These lower-rated bonds posted strong returns through December, reflecting investors' generally positive assessments of the creditworthiness of their issuers. Demand for high-yield bonds remained strong, driven both by new investments and by reinvestment needs created by bonds being called, tendered, and upgraded. Moreover, new issuance, while active, was far below the level necessary to satisfy the demand for high-yield bonds.

Beginning in March 2005, however, the high-yield market weakened amid concerns of a maturing credit cycle. In addition, at its meetings in January, February, and March, the Fed gradually changed its tone to reflect an increased concern about inflation. The U.S. and international bond markets saw this change as a signal that future rate increases could be more frequent and higher. All bond sectors sold off in response, but price declines in the high-yield market were among the steepest. In April and May, the market recovered in response to news that first-quarter growth was lower than expected, but the recovery could not fully offset the previous declines.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        0.99%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.90%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  2.47%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 -1.46%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.42%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              -2.10%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  1.81%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

We continued to seek bonds from a diverse variety of sectors in our efforts to enhance the fund's performance while managing its risk exposure. During the summer and fall of 2004, prior to the beginning of the period, we had sought to selectively reduce exposure to the lower-quality holdings in the portfolio -- namely, bonds with CCC ratings -- because of their high valuations and what we felt was a greater level of risk. We began repositioning assets into higher-quality B- and BB-rated bonds during the fall and winter months.

When the market declined in early 2005, the fund's performance was helped, relative to its Lipper peers, by this reduced exposure to CCC-rated bonds. However, the fund was not significantly underweighted, relative to its benchmark index, in these securities. Consequently, the weaker high-yield performance in the first quarter of 2005 still hurt the fund's returns, since it affected the entire high-yield universe.

The fund's strategy of remaining diversified across a range of industry sectors and holdings, while selectively underweighting and overweighting certain industries, was also beneficial during this period. For example, we had underweighted some specific industry sectors and holdings that significantly underperformed, such as transportation and forest products, which contributed to performance -- especially during the market's decline during the latter months of the period.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                                as of             as of
                              11/30/04           5/31/05

Consumer cyclicals              22.2%             22.0%

Consumer staples                13.8%             12.8%

Basic materials                 12.0%             10.3%

Energy                           8.2%              9.2%

Utilities and power              9.1%              9.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's returns were helped by the bonds, sectors, and industries we avoided or deemphasized, as well as by those that we focused on more heavily. In this mature stage of a credit cycle, the marginally higher potential returns from owning riskier bonds does not, we felt, justify their added risk. For example, the transportation and forest products industries, which we had underweighted relative to the benchmark index, were among the worst-performing in the index, so our strategy helped relative returns. The fund was also underweighted in the technology sector, which contributed to relative performance. In the energy, media, and chemicals sectors, which all performed well, the fund's overweight strategy proved valuable. In the utilities industry, bonds have benefited from increased demand for energy, low interest rates, and a favorable political climate in Washington.

Several holdings made significant contributions. In the utilities sector, Williams Companies, a large natural gas company serving the northwestern United States, California, Rocky Mountain, Gulf Coast and Eastern Seaboard markets, performed well due to significant increases in natural gas prices. The company also benefited from management's focus on balance sheet improvements, which involved focusing on its core pipeline business, selling nonproductive assets, and paying down debt. In the energy sector, El Paso Corporation, another natural gas company, also made a positive contribution. El Paso owns North America's largest natural gas pipeline system and is one of this continent's largest independent natural gas providers. In the chemicals industry, the fund's investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene, helped returns. Although energy prices were high, this cyclical sector continued to benefit from solid demand.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 5/31/2005)

 1 Neon Capital, Ltd. 144A (1.5%)
   Limited recourse secured notes, Ser. 96, 1.458s,
   2013 (Cayman Islands)
   Asset-backed securities

 2 Qwest Corp. 144A (1.1%)
   Notes, 9 1/8s, 2012 (1.1%)
   Communications services

 3 Neon Capital, Ltd. 144A (0.8%)
   Limited recourse secured notes, Ser. 94, 1.105s,
   2013 (Cayman Islands)
   Asset-backed securities

 4 AT&T Corp. (0.7%)
   Senior notes, 9 3/4s, 2031
   Communications services

 5 Nextel Communications, Inc. (0.7%)
   Senior notes, 5.95s, 2014
   Communications services

 6 Dynegy Holdings, Inc. 144A  (0.6%)
   Secured notes, 10 1/8s, 2013
   Utilities and power

 7 NRG Energy, Inc. 144A (0.6%)
   Senior secured notes, 8s, 2013
   Utilities and power

 8 Arch Western Finance, LLC (0.5%)
   Senior notes, 6 3/4s, 2013
   Energy

 9 MCI, Inc. (0.5%)
   Senior notes, 8.735s, 2014
   Communications services

10 Tenet Healthcare Corp. (0.5%)
   Senior notes, 9 7/8s, 2014
   Health care

Footnote reads:
The fund's holdings will change over time.


Among the detractors from performance during the period were securities issued by Icon Health and Fitness, which manufactures equipment for the health and fitness industry, and Paxson Communications, a large broadcast television station group and owner of PAX TV, a television channel that reaches households via broadcast, cable, and satellite networks. Icon Fitness had disappointing financial results due to higher steel costs and weak sales in some product lines, while Paxson had poor results as hoped-for sales of some of its assets did not transpire. We continue to hold Icon and Paxson because, at present, we believe the bonds are attractively valued. Charter Communications, a cable television company, also detracted from results. We have kept Charter bonds in the portfolio because we consider the company still attractively valued among cable companies.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the high-yield market is in the latter stages of a general credit recovery, which began near the end of 2002. Current market valuations are reasonable. We continue to employ the resources of our research staff to try to avoid owning deteriorating, or problematic bonds, while remaining on the alert to capitalize on any market downswings that may present attractive buying opportunities. Strategically, we will continue to seek ways to reduce the riskier holdings in the portfolio, especially those with CCC ratings, and replace them with higher-rated bonds.

While we don't expect to see the kind of robust returns from high-yield bonds that occurred in 2003 and 2004, we believe this mature stage of the high-yield recovery has the potential to continue. Obviously we can't predict how long it will be until the cycle changes, but given past historical patterns, if the economy shows moderate growth with relatively low inflation, helping corporations to produce healthy cash flows, we believe the potential exists for high-yield bonds to produce solid positive returns over the next 6 to 12 months. That being said, we will continue to monitor economic and market events and make adjustments to the portfolio that we deem necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund is closed to new investors.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Robert Salvin is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Paul Scanlon        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Robert Salvin       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $250,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Robert Salvin is also a Portfolio Member of Putnam High Income Bond Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

Paul Scanlon and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Paul Scanlon became Portfolio Leader and Robert Salvin became a Portfolio Member of your fund. These changes followed the departure of Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen from your fund's management team, as well as the departure of Portfolio Member Norman Boucher for another position at Putnam.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                     *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005      *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------------------------------
                                    Class A               Class B               Class M
(inception dates)                  (3/25/86)             (5/16/94)             (12/1/94)
---------------------------------------------------------------------------------------------
                                 NAV        POP        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------
6 months                        0.73%     -3.80%      0.33%     -4.54%      0.62%     -2.69%
---------------------------------------------------------------------------------------------
1 year                         10.33       5.45       9.44       4.44      10.09       6.45
---------------------------------------------------------------------------------------------
5 years                        34.57      28.56      28.88      27.25      33.48      29.21
Annual average                  6.12       5.15       5.21       4.94       5.95       5.26
---------------------------------------------------------------------------------------------
10 years                       71.23      63.59      58.03      58.03      67.69      62.17
Annual average                  5.53       5.04       4.68       4.68       5.31       4.95
---------------------------------------------------------------------------------------------
Annual average
(life of fund)                  7.72       7.46       6.78       6.78       7.42       7.24
---------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------
                              JP Morgan       Lipper High Current
                              Global High         Yield Funds
                             Yield Index*      category average+
---------------------------------------------------------------------
6 months                         0.99%               0.03%
---------------------------------------------------------------------
1 year                          10.10                8.60
---------------------------------------------------------------------
5 years                         48.09               32.06
Annual average                   8.17                5.56
---------------------------------------------------------------------
10 years                       103.42               76.37
Annual average                   7.36                5.69
---------------------------------------------------------------------
Annual average
(life of fund)                     --                7.14
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index began operations on 12/31/93.

 + Over the 6 month and 1-year, 5-year, and 10-year periods ended
   5/31/05, there were 421, 419, 289, and 96 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------------------------
                                         Class A            Class B            Class M
-------------------------------------------------------------------------------------------------
Distributions (number)                         6                  6                  6
-------------------------------------------------------------------------------------------------
Income                                      $0.204             $0.180             $0.198
-------------------------------------------------------------------------------------------------
Capital gains                                  --                 --                 --
-------------------------------------------------------------------------------------------------
Total                                       $0.204             $0.180             $0.198
-------------------------------------------------------------------------------------------------
Share value:                            NAV        POP           NAV          NAV        POP
-------------------------------------------------------------------------------------------------
11/30/04                               $6.16      $6.45         $6.08        $6.17      $6.38
-------------------------------------------------------------------------------------------------
5/31/05                                 6.00       6.23*         5.92         6.01       6.21
-------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------
Current dividend rate 1                6.80%      6.55%         6.08%        6.59%      6.38%
-------------------------------------------------------------------------------------------------
Current 30-day SEC yield 2             6.80       6.54          6.05         6.49       6.34
-------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------
                                    Class A               Class B               Class M
(inception dates)                   (3/25/86)            (5/16/94)             (12/1/94)
---------------------------------------------------------------------------------------------
                                 NAV        POP        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------
6 months                        0.92%     -3.59%      0.53%     -4.34%      0.82%     -2.48%
---------------------------------------------------------------------------------------------
1 year                         10.42       5.39       9.53       4.52      10.18       6.56
---------------------------------------------------------------------------------------------
5 years                        34.45      28.47      28.78      27.14      33.36      28.94
Annual average                  6.10       5.14       5.19       4.92       5.93       5.22
---------------------------------------------------------------------------------------------
10 years                       72.44      64.72      59.17      59.17      68.87      63.30
Annual average                  5.60       5.12       4.76       4.76       5.38       5.03
---------------------------------------------------------------------------------------------
Annual average
(life of fund)                  7.77       7.51       6.83       6.83       7.47       7.28
---------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2004, to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/05
----------------------------------------------------------------------
                                   Class A    Class B    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                              $5.20      $8.94      $6.45
----------------------------------------------------------------------
Ending value (after
expenses)                        $1,007.30  $1,003.30  $1,006.20
----------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2005, use the calculation method below. To find the value of your investment on December 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 12/1/04 [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.20 (see table above) = $52.00
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05
------------------------------------------------------------------------------
                                   Class A    Class B    Class M
------------------------------------------------------------------------------
Expenses paid per
$1,000*                              $5.24      $9.00      $6.49
------------------------------------------------------------------------------
Ending value (after
expenses)                        $1,019.75  $1,016.01  $1,018.50
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------
                                    Class A    Class B    Class M
-----------------------------------------------------------------------
Your fund's annualized
expense ratio                         1.04%      1.79%      1.29%
-----------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                                1.13%      1.88%      1.38%
-----------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam High Yield
Advantage Fund               53%        79%        60%        81%        68%
------------------------------------------------------------------------------
Lipper High Current Yield
Funds category
average                     100%       107%       100%       108%        75%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.58

Taxable bond
fund average           0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2005 (Unaudited)

Corporate bonds and notes (86.8%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
    $1,200,000 Interpublic Group of Companies, Inc.
               notes 6 1/4s, 2014                                    $1,097,702
     1,715,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           1,809,325
                                                                 --------------
                                                                      2,907,027

Automotive (1.8%)
-------------------------------------------------------------------------------
       955,000 Affinia Group, Inc. 144A sr. sub.
               notes 9s, 2014                                           783,100
     1,145,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   1,145,000
     3,245,000 Dana Corp. notes 9s, 2011                              3,537,050
       820,000 Dana Corp. notes 7s, 2029                                686,016
       750,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               665,625
     1,780,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                1,352,800
     1,485,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                          1,336,500
     1,620,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   1,567,350
     1,705,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   1,432,200
     1,705,000 Tenneco Automotive, Inc. company
               guaranty 8 5/8s, 2014                                  1,645,325
     3,020,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                  3,367,300
     1,250,000 TRW Automotive Inc. sr. sub. notes
               11s, 2013                                              1,368,750
                                                                 --------------
                                                                     18,887,016

Basic Materials (8.3%)
-------------------------------------------------------------------------------
     2,150,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               2,262,875
     1,680,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           1,524,600
     1,920,000 ALROSA Finance SA 144A company
               guaranty 8 7/8s, 2014 (Luxembourg)                     2,083,200
     1,860,000 BCP Crystal US Holdings Corp. sr.
               sub. notes 9 5/8s, 2014                                2,087,850
     1,135,000 Century Aluminum Co. company
               guaranty 7 1/2s, 2014                                  1,112,300
EUR    890,000 Cognis Holding GmbH & Co. 144A sr.
               notes 9 1/2s, 2014 (Germany)                           1,120,770
    $2,255,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     2,457,950
     3,060,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero
               % (12 3/4s, 12/15/07), 2012 (STP)                      2,669,850
     2,345,000 Crystal US Holdings, LLC 144A sr.
               disc. notes stepped-coupon zero %
               (10s, 10/1/09), 2014 (STP)                             1,612,188
     1,235,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   1,299,838
     4,685,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                          5,094,938
     3,075,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   3,455,531
       610,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    692,350
     1,750,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   1,977,500
       320,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                     367,200
     2,630,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 2,866,700
     4,410,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          4,983,300
     2,610,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                           2,544,750
       675,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.89s, 2008                               710,438
       100,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                114,000
     2,719,000 Huntsman International, LLC company
               guaranty 10 1/8s, 2009                                 2,820,963
       948,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                          1,090,200
       732,000 Huntsman, LLC 144A company guaranty
               12s, 2012                                                841,800
     2,920,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                           2,847,000
     2,625,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  2,835,000
       590,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                    579,675
       135,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    126,225
EUR  1,751,049 JSG Holding PLC 144A sr. notes
               11 1/2s, 2015 (Ireland) (PIK)                          1,697,047
      $255,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     289,106
     2,780,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 2,717,450
EUR    145,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                        183,045
    $3,120,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  3,361,800
EUR    290,000 Nalco Co. sr. notes 7 3/4s, 2011                         378,262
EUR  1,200,000 Nalco Co. sr. sub. notes 9s, 2013                      1,592,633
    $3,710,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                   3,876,950
     1,375,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                  1,285,625
     3,285,000 Novelis, Inc. 144A sr. notes 7 1/4s,
               2015 (Canada)                                          3,219,300
       476,488 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       497,930
       245,393 Pioneer Companies, Inc. sec. sr.
               notes FRN 6.59s, 2006                                    245,393
       965,000 PQ Corp. 144A company guaranty
               7 1/2s, 2013                                             931,225
EUR  1,400,000 Rockwood Specialties Group, Inc.
               company guaranty 7 5/8s, 2014                          1,717,205
      $550,000 Rockwood Specialties Group, Inc.
               144A sub. notes 7 1/2s, 2014                             522,500
EUR  1,565,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      2,036,485
    $1,370,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  1,459,050
       644,388 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          644,388
       250,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             265,000
     3,810,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           3,800,475
       585,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                           542,588
     1,560,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          1,614,600
     1,149,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,298,370
       147,267 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010 (PIK)                                     117,814
       285,501 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011 (PIK)                                     228,401
       930,000 WHX Corp. sr. notes 10 1/2s, 2005
               (In default) (DEF) (NON)                                 930,000
                                                                 --------------
                                                                     87,631,633

Beverage (0.2%)
-------------------------------------------------------------------------------
     1,640,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,742,500
       145,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               151,525
                                                                 --------------
                                                                      1,894,025

Broadcasting (2.1%)
-------------------------------------------------------------------------------
    12,449,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s,2008 (In default)
               (NON)                                                     62,245
     5,085,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                   5,135,850
     2,835,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                  2,842,088
     4,290,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                     3,925,350
     2,000,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                 1,950,000
     2,835,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                 3,114,956
     1,250,000 Rainbow National Services, LLC 144A
               sr. sub. debs. 10 3/8s, 2014                           1,425,000
     2,527,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     2,495,413
     1,330,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                     1,203,650
                                                                 --------------
                                                                     22,154,552

Building Materials (0.7%)
-------------------------------------------------------------------------------
     1,450,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,446,375
     1,880,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          1,908,200
     2,245,000 Owens Corning notes 7 1/2s, 2006 (In
               default) (NON)                                         1,829,675
     2,340,000 THL Buildco, Inc. (Nortek Holdings,
               Inc.) sr. sub. notes 8 1/2s, 2014                      2,094,300
                                                                 --------------
                                                                      7,278,550

Cable Television (2.8%)
-------------------------------------------------------------------------------
     1,530,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            1,442,025
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     165,300
     5,959,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               11 1/8s, 2011                                          4,439,455
     4,921,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 3/4s, 2009                                          3,813,775
     5,415,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                   3,912,338
     1,950,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                   1,457,625
     1,000,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                     742,500
     2,910,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   3,026,400
     1,445,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                           1,531,700
     2,635,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                           2,681,113
     2,380,000 Kabel Deutscheland GmbH 144A company
               guaranty 10 5/8s,  2014 (Germany)                      2,540,650
     2,480,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 2,746,600
     1,175,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  1,176,469
                                                                 --------------
                                                                     29,675,950

Capital Goods (6.9%)
-------------------------------------------------------------------------------
     1,030,000 AEP Industries, Inc. 144A sr. notes
               7 7/8s, 2013                                           1,028,686
     2,660,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                   2,753,100
       555,000 Allied Waste North America, Inc.
               sec. notes Ser. B, 5 3/4s, 2011                          517,538
     1,460,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                    1,562,200
     3,075,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                   3,321,000
       387,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                     394,740
     3,355,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       3,355,000
     2,495,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                   2,607,275
     1,310,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       1,106,950
     1,870,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     1,855,975
EUR    440,000 Crown Euro Holdings SA company
               guaranty 6 1/4s, 2011 (France)                           557,619
EUR    270,000 Crown Euro Holdings SA sec. notes
               10 1/4s, 2011 (France)                                   369,843
    $2,090,000 Crown Euro Holdings SA sec. notes
               9 1/2s, 2011 (France)                                  2,288,550
     3,535,000 Crown Euro Holdings SA sec. sr.
               notes 10 7/8s, 2013 (France)                           4,078,506
     9,907,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                          3,764,660
     2,450,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           2,572,500
     1,741,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          1,871,575
     2,450,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       2,309,125
     3,910,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  3,870,900
     4,360,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               5,188,400
       188,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   208,680
EUR    670,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   914,036
      $865,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             895,275
       820,000 Milacron Escrow Corp. sec. notes
               11 1/2s, 2011                                            856,900
       900,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                945,000
     1,730,000 Mueller Holdings, Inc. disc. notes
               stepped-coupon zero %  (14 3/4s,
               4/15/09), 2014 (STP)                                   1,249,925
     2,725,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  2,943,000
     1,670,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  1,778,550
     3,340,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           3,674,000
       240,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                     250,800
     1,140,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   1,100,100
EUR    580,000 Polypore, Inc. notes 8 3/4s, 2012                        608,658
    $1,035,000 Polypore, Inc. sr. sub. notes
               8 3/4s, 2012                                             895,275
     1,385,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           1,468,100
     1,580,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  1,343,000
     2,100,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                   2,016,000
     3,155,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          3,431,063
     2,250,000 Titan Corp. (The) company guaranty
               8s, 2011                                               2,407,500
                                                                 --------------
                                                                     72,360,004

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
     3,182,000 Coinmach Corp. sr. notes 9s, 2010                      3,285,415
     4,195,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    4,745,594
                                                                 --------------
                                                                      8,031,009

Communication Services (8.6%)
-------------------------------------------------------------------------------
     1,620,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     1,806,300
     1,047,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
                (12s, 7/31/05), 2009 (STP)                            1,143,848
       785,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    765,375
     1,300,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                           1,358,500
     2,965,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  3,105,838
     2,241,629 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    112,081
     6,155,000 AT&T Corp. sr. notes 9 3/4s, 2031                      7,816,850
       845,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           943,231
       346,000 Centennial Cellular Operating Co.,
               LLC sr. sub. notes 10 3/4s, 2008                         358,543
       520,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                              457,600
     1,440,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           1,425,600
     1,575,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                           1,452,938
       885,000 Cincinnati Bell, Inc. 144A sr. notes
               7s, 2015                                                 847,388
     2,210,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           2,447,575
     2,760,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                     2,663,400
       495,363 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               465,641
     3,030,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               3,151,200
     3,060,000 Inmarsat Finance PLC company
               guaranty stepped-coupon zero %
               (10 3/8s, 10/15/08), 2012 (United
               Kingdom) (STP)                                         2,264,400
     2,670,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 5/8s, 2015 (Bermuda)                           2,740,088
     1,265,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 1/4s, 2013 (Bermuda)                           1,287,138
     1,025,000 iPCS, Inc. sr. notes 11 1/2s, 2012                     1,122,375
       340,000 IWO Escrow Co. 144A sec. FRN 6.891s,
               2012                                                     338,300
       340,000 IWO Escrow Co. 144A sr. disc. notes
               stepped-coupon zero %  (10 3/4s,
               1/15/10), 2015 (STP)                                     215,900
     2,165,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                    1,813,188
     2,855,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    3,026,300
     4,692,000 MCI, Inc. sr. notes 8.735s, 2014                       5,255,040
       913,000 MCI, Inc. sr. notes 7.688s, 2009                         956,368
     6,980,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      7,137,050
     1,507,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          1,650,165
     4,220,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                           4,589,240
     2,145,000 Qwest Communications International,
               Inc. 144A sr. notes 8s, 2014                           2,069,925
    10,230,000 Qwest Corp. 144A notes 9 1/8s, 2012                   11,099,540
     1,290,000 Qwest Services Corp. 144A notes 14s,
               2014                                                   1,525,425
     1,350,000 Rogers Cantel, Inc. debs. 9 3/4s,
               2016 (Canada)                                          1,606,500
     1,090,000 Rogers Wireless Communications, Inc.
               sec. notes 7 1/2s, 2015 (Canada)                       1,159,488
     1,360,000 Rogers Wireless Communications, Inc.
               sr. sub. notes 8s, 2012 (Canada)                       1,446,700
     4,850,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           4,292,240
       950,000 SBA Communications Corp. 144A sr.
               notes 8 1/2s, 2012                                     1,007,000
     2,470,000 SBA Telecommunications, Inc./SBA
               Communications Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                  2,161,250
       965,000 Valor Telecommunications Enterprises
               LLC/Finance Corp. 144A sr. notes
               7 3/4s, 2015                                             938,463
                                                                 --------------
                                                                     90,023,991

Consumer (1.0%)
-------------------------------------------------------------------------------
     2,395,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 1,760,325
       945,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                           614,250
     4,540,000 Jostens IH Corp. company guaranty
               7 5/8s, 2012                                           4,347,050
     3,940,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                           4,137,000
                                                                 --------------
                                                                     10,858,625

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
     1,805,000 Church & Dwight Co., Inc. 144A sr.
               sub. notes 6s, 2012                                    1,805,000
     1,190,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                  1,228,675
     3,090,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  3,236,775
     2,725,000 Playtex Products, Inc. sec. notes
               8s, 2011                                               2,915,750
     1,548,000 Prestige Brands, Inc. sr. sub. notes
               9 1/4s, 2012                                           1,590,570
     3,450,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 3,294,750
     1,030,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                           1,040,300
                                                                 --------------
                                                                     15,111,820

Consumer Services (0.5%)
-------------------------------------------------------------------------------
     2,525,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     2,783,813
     2,355,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                          2,316,731
                                                                 --------------
                                                                      5,100,544

Energy (8.4%)
-------------------------------------------------------------------------------
     5,335,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                           5,321,663
     1,910,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012  (Cayman
               Islands)                                               1,995,950
     1,920,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                  1,852,800
     1,405,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                            1,355,825
     1,700,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      1,878,500
     3,385,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           3,655,800
     1,125,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                               1,186,875
     1,775,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           1,748,375
     2,825,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           2,938,000
     1,215,000 Dresser-Rand Group, Inc. 144A sr.
               sub. notes 7 3/8s, 2014                                1,190,700
     2,240,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  2,419,200
       880,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                       858,000
     2,565,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  2,500,875
       745,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             791,563
     2,365,000 Forest Oil Corp. sr. notes 8s, 2011                    2,589,675
       855,000 Forest Oil Corp. sr. notes 8s, 2008                      906,300
     1,780,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Germany)                                              2,136,000
     1,315,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   1,361,025
       905,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                             932,150
     1,970,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           1,704,050
       645,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                     669,188
     2,350,000 Harvest Operations Corp. sr. notes
               7 7/8s, 2011 (Canada)                                  2,261,875
       955,000 Hornbeck Offshore Services, Inc. sr.
               notes Ser. B, 6 1/8s, 2014                               952,613
     2,555,000 Inergy LP/Inergy Finance Corp. 144A
               sr. notes 6 7/8s, 2014                                 2,388,925
     1,260,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                   1,253,700
     1,810,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,773,800
     3,070,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   3,116,050
     3,120,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           3,369,600
     2,095,000 Newfield Exploration Co. sr. sub.
               notes 6 5/8s, 2014                                     2,142,138
     1,860,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  1,743,750
     2,089,439 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      2,225,802
     1,350,000 Pacific Energy Partners/Pacific
               Energy Finance Corp.  sr. notes
               7 1/8s, 2014                                           1,404,000
     2,610,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           2,570,850
       650,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                            776,750
     1,115,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          1,237,650
     2,025,000 Petroleum Geo-Services notes 10s,
               2010 (Norway)                                          2,247,750
     1,855,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                 1,980,213
     3,030,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            3,302,700
     1,805,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   1,922,325
     3,300,000 Pride International, Inc. sr. notes
               7 3/8s, 2014                                           3,621,750
     2,445,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  2,768,963
     2,735,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    2,543,550
     1,355,000 Stone Energy Corp. sr. sub. notes
               6 3/4s, 2014                                           1,287,250
     1,140,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,234,050
       595,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       624,750
                                                                 --------------
                                                                     88,743,318

Entertainment (1.4%)
-------------------------------------------------------------------------------
       915,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       910,425
     4,796,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                         4,340,380
     4,595,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/07), 2014 (STP)                                   3,227,988
     2,000,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                      1,940,000
     3,020,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   2,634,950
       545,000 Universal City Florida Holding Co.
               sr. notes 8 3/8s, 2010                                   561,350
       940,000 Universal City Florida Holding Co.
               sr. notes FRN 7.96s, 2010                                977,600
                                                                 --------------
                                                                     14,592,693

Financial (1.1%)
-------------------------------------------------------------------------------
     1,205,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 1,205,000
     3,350,000 E(a)Trade Finance Corp. sr. notes
               8s, 2011                                               3,500,750
     3,613,640 Finova Group, Inc. notes 7 1/2s,
               2009                                                   1,535,797
     1,910,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        2,010,275
     2,750,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           2,956,250
                                                                 --------------
                                                                     11,208,072

Food (1.3%)
-------------------------------------------------------------------------------
       563,357 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK) (F)                                          119,995
     2,570,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   2,650,313
     2,170,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           2,365,300
     1,320,000 Del Monte Corp. 144A sr. sub. notes
               6 3/4s, 2015                                           1,316,700
     3,240,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           3,159,000
     3,555,000 Pinnacle Foods Holding Corp. sr.
               sub. notes 8 1/4s, 2013                                3,039,525
EUR    840,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                               1,070,769
                                                                 --------------
                                                                     13,721,602

Gaming & Lottery (3.4%)
-------------------------------------------------------------------------------
    $1,430,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 1,562,275
     1,575,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           1,704,938
       545,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                             579,063
       440,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                             446,600
       125,000 Harrah's Operating Co., Inc. company
               guaranty 8s, 2011                                        142,025
       990,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                             994,950
     2,410,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           2,657,025
     2,580,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               2,576,775
       715,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                     727,513
     3,645,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     3,982,163
       830,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           906,775
     1,575,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                1,740,375
       510,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       546,975
       825,000 Penn National Gaming, Inc. 144A sr.
               sub. notes 6 3/4s, 2015                                  804,375
     1,750,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                1,820,000
     3,580,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                3,597,900
     1,940,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          2,201,900
     2,215,000 Scientific Games Corp. 144A sr. sub.
               notes 6 1/4s, 2012                                     2,170,700
     2,165,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   2,170,413
     1,775,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           1,823,813
     2,310,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                   2,217,600
                                                                 --------------
                                                                     35,374,153

Health Care (7.6%)
-------------------------------------------------------------------------------
     1,065,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012 (Canada)                            1,112,925
     1,580,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  1,726,150
     2,470,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           2,673,775
     4,270,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   5,189,758
     2,265,000 Community Health Systems, Inc. sr.
               sub. notes 6 1/2s, 2012                                2,253,675
     1,315,000 Coventry Health Care, Inc. sr. notes
               5 7/8s, 2012                                           1,308,425
       700,000 DaVita, Inc. 144A sr. notes 6 5/8s,
               2013                                                     707,000
     1,405,000 DaVita, Inc. 144A sr. sub. notes
               7 1/4s, 2015                                           1,412,025
     1,240,000 Elan Finance PLC/Elan Finance Corp.
               144A sr. notes 7 3/4s,  2011
               (Ireland)                                              1,072,600
     1,500,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          1,620,000
     1,820,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                            1,765,400
     3,090,000 HCA, Inc. debs. 7.19s, 2015                            3,212,679
     2,040,000 HCA, Inc. notes 8.36s, 2024                            2,260,008
       165,000 HCA, Inc. notes 7s, 2007                                 171,236
       930,000 HCA, Inc. sr. notes 7 7/8s, 2011                       1,017,855
     4,104,000 Healthsouth Corp. notes 7 5/8s, 2012                   3,939,840
     1,050,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   1,060,500
       955,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     947,838
     1,395,000 Healthsouth Corp. sr. notes 7s, 2008                   1,395,000
     1,570,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  1,570,000
     3,275,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %  (12 1/4s,
               8/15/08), 2012 (STP)                                   1,866,750
     3,040,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           2,971,600
     3,103,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         3,413,300
     1,150,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,178,750
       290,000 Service Corp. International notes
               7.2s, 2006                                               297,975
        90,000 Service Corp. International notes
               6 7/8s, 2007                                              94,500
       435,000 Service Corp. International notes
               6 1/2s, 2008                                             444,788
     1,045,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,103,781
     2,650,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     2,623,500
     2,250,000 Stewart Enterprises, Inc. 144A sr.
               notes 6 1/4s, 2013                                     2,188,125
     1,140,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   1,117,200
     4,875,000 Tenet Healthcare Corp. sr. notes
               9 7/8s, 2014                                           5,240,625
     1,785,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                           1,704,675
     2,455,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   2,553,200
     5,065,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               5,128,313
     3,140,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011 (Canada)                       3,171,400
     2,025,000 US Oncology, Inc. company guaranty
               9s, 2012                                               2,166,750
     2,280,000 Vanguard Health Holding Co. II, LLC
               sr. sub. notes 9s, 2014                                2,462,400
     2,230,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                          2,531,050
       690,000 Ventas Realty LP/Capital Corp. sr.
               notes 6 5/8s, 2014 (R)                                   686,550
       865,000 Ventas Realty LP/Capital Corp. 144A
               sr. notes 6 3/4s, 2010 (R)                               880,138
                                                                 --------------
                                                                     80,242,059

Homebuilding (2.6%)
-------------------------------------------------------------------------------
       965,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  1,025,313
       615,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    654,975
       415,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 451,455
     1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   1,187,700
     3,075,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   3,082,466
     2,315,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          2,465,475
     1,330,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                          1,316,700
       940,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       940,000
       950,000 KB Home company guaranty 5 7/8s,
               2015                                                     930,765
     1,355,000 KB Home sr. notes 5 3/4s, 2014                         1,330,102
       660,000 Meritage Homes Corp. sr. notes 7s,
               2014                                                     656,700
       965,000 Meritage Homes Corp. 144A sr. notes
               6 1/4s, 2015                                             902,275
     1,510,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          1,689,086
     2,885,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                           2,971,550
       185,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                             188,238
     1,295,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 1,372,700
       965,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        993,950
     1,355,000 Technical Olympic USA, Inc. sr. sub.
               notes 7 1/2s, 2015                                     1,239,825
       625,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   667,188
     2,660,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  2,759,750
                                                                 --------------
                                                                     26,826,213

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------
     3,770,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                           3,817,125
       530,000 Simmons Bedding Co. sr. sub. notes
               7 7/8s, 2014                                             466,400
                                                                 --------------
                                                                      4,283,525

Lodging/Tourism (2.2%)
-------------------------------------------------------------------------------
       955,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                           1,017,075
     2,715,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                               2,816,813
     1,710,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,844,663
     2,955,000 Host Marriott LP sr. notes Ser. M,
               7s, 2012 (R)                                           3,036,263
     3,815,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         4,167,888
     1,945,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              1,988,763
     2,250,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  2,295,000
     1,055,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    1,180,281
     1,270,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    1,323,975
     1,655,000 Starwood Hotels & Resorts Worldwide,
               Inc. debs. 7 3/8s, 2015                                1,818,431
     1,360,000 Starwood Hotels & Resorts Worldwide,
               Inc. notes 6 3/4s, 2005                                1,371,900
                                                                 --------------
                                                                     22,861,052

Media (0.6%)
-------------------------------------------------------------------------------
     2,435,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                               2,447,175
     2,140,000 Affinity Group, Inc. 144A sr. notes
               10 7/8s, 2012                                          1,990,200
     1,500,000 Warner Music Group sr. sub. notes
               7 3/8s, 2014                                           1,492,500
                                                                 --------------
                                                                      5,929,875

Publishing (4.1%)
-------------------------------------------------------------------------------
     2,090,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                  2,189,275
     4,266,600 CanWest Media, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                                4,405,265
     2,350,000 Cenveo Corp, sr. sub. notes 7 7/8s,
               2013                                                   2,226,625
     4,790,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                           5,233,075
     2,015,000 Dex Media, Inc. disc. notes zero %,
               2013                                                   1,601,925
     3,700,000 Dex Media, Inc. notes 8s, 2013                         3,931,250
     3,645,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           3,809,025
     2,775,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           2,913,750
     4,360,000 PRIMEDIA, Inc. sr. notes 8s, 2013                      4,370,900
     1,340,000 R.H. Donnelley Corp. 144A sr. notes
               6 7/8s, 2013                                           1,373,500
       820,000 R.H. Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             949,150
       510,000 R.H. Donnelley, Inc. company
               guaranty 8 7/8s, 2010                                    555,900
     1,435,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           1,420,650
     4,160,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  4,056,000
     2,930,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                          2,226,800
     1,905,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          1,824,038
                                                                 --------------
                                                                     43,087,128

Restaurants (0.4%)
-------------------------------------------------------------------------------
     1,046,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                           1,098,300
     3,320,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   3,220,400
                                                                 --------------
                                                                      4,318,700

Retail (3.2%)
-------------------------------------------------------------------------------
     1,925,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    1,833,563
     3,925,000 Autonation, Inc. company guaranty
               9s, 2008                                               4,268,438
       970,000 Bear Creek Corp. 144A sr. notes 9s,
               2013                                                     936,050
     1,460,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                           1,241,000
     3,080,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   3,472,700
     2,230,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   2,308,050
       510,000 JC Penney Co., Inc. notes 9s, 2012                       594,150
       100,000 JC Penney Co., Inc. notes 8s, 2010                       110,000
     1,405,000 Jean Coutu Group, Inc. sr. notes
               7 5/8s, 2012 (Canada)                                  1,433,100
     1,690,000 Jean Coutu Group, Inc. sr. sub.
               notes 8 1/2s, 2014 (Canada)                            1,643,525
     2,100,000 Movie Gallery, Inc. 144A sr. unsecd.
               notes 11s, 2012                                        2,168,250
EUR  1,405,000 Ray Acquisition sr. notes 9 3/8s,
               2015 (France)                                          1,627,067
    $2,180,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           2,245,400
       150,000 Rite Aid Corp. debs. 6 7/8s, 2013                        127,500
     1,755,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   1,632,150
     1,325,000 Rite Aid Corp. 144A sec. notes
               7 1/2s, 2015                                           1,219,000
     3,243,000 Saks, Inc. company guaranty 7s, 2013                   2,943,023
     1,425,000 Toys R Us, Inc. notes 7 5/8s, 2011                     1,303,875
     2,440,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  2,562,000
                                                                 --------------
                                                                     33,668,841

Technology (3.2%)
-------------------------------------------------------------------------------
     3,470,000 Advanced Micro Devices, Inc. sr.
               notes 7 3/4s, 2012                                     3,417,950
     1,220,000 Amkor Technologies, Inc. sr. notes
               7 3/4s, 2013                                             997,350
     2,765,000 Celestica, Inc. sr. sub. notes
               7 7/8s, 2011 (Canada)                                  2,875,600
     2,820,000 Freescale Semiconductor, Inc. sr.
               notes Ser. B, 7 1/8s, 2014                             2,989,200
     4,170,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           4,263,825
       175,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             176,750
       310,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             266,600
     2,470,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            2,136,550
     1,235,000 New ASAT Finance Ltd. company
               guaranty 9 1/4s, 2011  (Cayman
               Islands)                                                 981,825
     1,185,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   1,777,500
     1,570,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               1,679,900
       550,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                     610,500
     3,005,000 UGS Corp. company guaranty 10s, 2012                   3,305,500
     1,565,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   1,682,375
     4,285,000 Xerox Corp. sr. notes 7 5/8s, 2013                     4,670,650
     1,875,000 Xerox Corp. sr. notes 6 7/8s, 2011                     1,982,813
                                                                 --------------
                                                                     33,814,888

Textiles (1.2%)
-------------------------------------------------------------------------------
     3,050,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          3,309,250
     3,140,000 Levi Strauss & Co. 144A sr. notes
               9 3/4s, 2015                                           3,045,800
     1,740,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                           1,800,900
     2,380,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           2,499,000
     1,591,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   1,762,033
                                                                 --------------
                                                                     12,416,983

Tire & Rubber (0.5%)
-------------------------------------------------------------------------------
       810,000 Cooper-Standard Automotive, Inc.
               company guaranty 8 3/8s, 2014                            672,300
       270,000 Cooper-Standard Automotive, Inc.
               company guaranty 7s, 2012                                251,775
       335,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                       343,375
     3,250,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     3,103,750
       750,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       729,375
                                                                 --------------
                                                                      5,100,575

Transportation (1.0%)
-------------------------------------------------------------------------------
     2,045,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   1,906,963
     3,085,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          2,390,875
     3,170,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          3,455,300
       700,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            722,750
     1,380,000 Navistar International Corp. 144A
               sr. notes 6 1/4s, 2012                                 1,311,000
       900,000 Travelcenters of America, Inc.
               company guaranty 12 3/4s, 2009                           990,000
       233,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   17,475
                                                                 --------------
                                                                     10,794,363

Utilities & Power (8.8%)
-------------------------------------------------------------------------------
     2,960,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   3,307,800
     3,055,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           3,406,325
     2,305,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           2,509,569
     1,300,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    1,449,500
       540,000 ANR Pipeline Co. debs. 9 5/8s, 2021                      680,229
       870,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     937,425
       490,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     532,875
       740,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                     780,700
     1,835,000 Colorado Interstate Gas Co. 144A sr.
               notes 5.95s, 2015                                      1,800,730
     3,380,000 DPL, Inc. sr. notes 6 7/8s, 2011                       3,616,600
     5,675,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    6,299,250
     1,460,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           1,430,800
     2,180,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           2,049,200
     1,230,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,365,300
        50,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              57,750
       745,000 El Paso CGP Co. notes 7 3/4s, 2010                       745,000
     1,990,000 El Paso Corp. sr. notes 8.05s, 2030                    1,895,475
     1,600,000 El Paso Corp. sr. notes 7 3/8s, 2012                   1,552,000
     1,380,000 El Paso Corp. sr. notes Ser. MTN,
               7.8s, 2031                                             1,292,025
       765,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             886,125
     3,820,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          3,963,250
     2,200,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes
               6 3/4s,2014                                            2,046,000
     4,395,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                     4,900,425
     2,875,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    3,392,500
     1,320,000 Monongahela Power Co. 1st mtge.
               6.7s, 2014                                             1,453,650
     2,105,000 Nevada Power Co. 2nd mtge. 9s, 2013                    2,362,863
       960,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,044,000
     1,285,000 Northwester Corp. 144A sr. sec.
               notes 5 7/8s, 2014                                     1,297,850
     5,561,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               5,866,855
     2,285,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              2,730,575
     2,290,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           2,358,700
     1,990,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   2,068,175
       515,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                  521,438
     3,150,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                           3,409,875
     1,175,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   1,345,375
       680,000 Teco Energy, Inc. notes 7.2s, 2011                       718,250
     1,165,000 Teco Energy, Inc. notes 7s, 2012                       1,220,338
       140,000 Teco Energy, Inc. 144A sr. notes
               6 3/4s, 2015                                             143,500
       305,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     308,586
       610,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                       670,000
     2,435,000 Texas Genco LLC/Texas Genco
               Financing Corp. 144A sr. notes
               6 7/8s, 2014                                           2,501,963
       350,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       377,125
     2,630,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                               2,643,150
     1,355,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            1,449,850
     2,150,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           2,520,875
     1,225,000 Williams Cos., Inc. (The) notes
               7 3/4s, 2031                                           1,307,688
     3,075,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           3,397,875
     1,925,252 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                     19
                                                                 --------------
                                                                     92,615,428
                                                                 --------------
               Total Corporate bonds and notes
               (cost $907,806,915)                                 $911,514,214

Asset-backed securities (4.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,805,000 CDO Repackaging Trust Series 144A
               Ser. 03-3, Class A, 9.49s, 2008                       $1,886,225
       785,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 11.15s, 2015 (Cayman
               Islands)                                                 804,625
       615,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  11.7s, 2015                        634,988
     1,825,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 11.59s, 2015 (Cayman Islands)                      1,886,594
     6,684,836 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 94,
               1.105s, 2013 (Cayman Islands) (F)
               (e)                                                    8,492,516
     3,901,050 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 95,
               2.319s, 2013 (Cayman Islands) (F)
               (e)                                                    1,494,699
     6,271,893 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.686s, 2013 (Cayman Islands) (F)
               (e)                                                    4,338,645
    14,668,569 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (F)
               (e) (f)                                               15,662,013
     2,382,544 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 98,
               1.637s, 2014 (Cayman Islands) (F)
               (e)                                                    1,947,480
       725,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                     766,688
     2,460,000 Providian Gateway Master Trust Ser.
               02, Class B, PO, zero %, 2006                          2,375,115
     1,305,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 1,317,438
                                                                 --------------
               Total Asset-backed securities
               (cost $39,971,643)                                   $41,607,026

Senior loans (2.6%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.3%)
-------------------------------------------------------------------------------
      $298,125 Buckeye Technologies, Inc. bank term
               loan FRN 5.2142s, 2010                                  $301,479
       273,765 Graphic Packaging Corp. bank term
               loan FRN Ser. C, 5.5063s, 2010                           276,160
       519,750 Hercules, Inc. bank term loan FRN
               Ser. B, 4.8715s, 2010                                    524,460
     1,490,000 Huntsman Corp. bank term loan FRN
               Ser. B, 6.12s, 2010                                    1,509,091
       228,898 Nalco Co. bank term loan FRN Ser. B,
               5.0265s, 2010                                            230,819
       259,333 SGL Carbon AG bank term loan FRN
               5.9909s, 2009 (Germany)                                  263,871
       296,250 St. Mary's Cement Corp. bank term
               loan FRN Ser. B, 5.0925s, 2009                           299,213
                                                                 --------------
                                                                      3,405,093

Beverage (0.1%)
-------------------------------------------------------------------------------
       830,833 Constellation Brands, Inc. bank term
               loan FRN Ser. B, 4.9913s, 2011                           833,257

Cable Television (--%)
-------------------------------------------------------------------------------
       357,300 Charter Communications Holdings,
               LLC/Capital Corp. bank term loan
               FRN Ser. B, 6.4398s, 2011 (United
               Kingdom)                                                 354,661

Capital Goods (0.1%)
-------------------------------------------------------------------------------
       364,738 Amsted Industries, Inc. bank term
               loan FRN 5.909s, 2010                                    367,170
       176,520 Invensys, PLC bank term loan FRN
               Ser. B-1, 6.8813s, 2009 (United
               Kingdom)                                                 178,726
       212,315 Mueller Group, Inc. bank term loan
               FRN 5.7789s, 2011                                        214,173
       222,188 Solo Cup Co. bank term loan FRN
               5.078s, 2011                                             223,410
                                                                 --------------
                                                                        983,479

Communication Services (0.2%)
-------------------------------------------------------------------------------
     1,000,000 Alaska Communications Systems Group,
               Inc. bank term loan FRN  Ser. B,
               5.0925s, 2012                                          1,002,500
       148,500 Consolidated Communications Holdings
               bank term loan FRN Ser. C, 5.6633s,
               2012                                                     149,243
       129,021 PanAmSat Corp. bank term loan FRN
               Ser. B1, 5.31s, 2010                                     130,287
       300,625 Qwest Communications International,
               Inc. bank term loan FRN
               Ser. A, 7.39s, 2007                                      308,611
       148,875 SBA Senior Finance, Inc. bank term
               loan FRN 6.0174s, 2008                                   149,805
                                                                 --------------
                                                                      1,740,446

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------
       308,856 Dex Media West, LLC/Dex Media West
               Finance Co. bank term loan
               FRN Ser. B, 4.7784s, 2010                                310,572
     1,165,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 5.31s, 2006                                1,022,288
     2,700,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 5.56s, 2006                                2,372,625
       219,301 Hayes Lemmerz International, Inc.
               bank term loan FRN 6.4926s, 2009                         219,301
       150,000 Landsource, Inc. bank term loan FRN
               Ser. B, 5 5/8s, 2010                                     150,188
       150,560 TRW Automotive, Inc. bank term loan
               FRN Ser. B, 4 3/8s, 2010                                 149,657
                                                                 --------------
                                                                      4,224,631

Consumer Staples (0.5%)
-------------------------------------------------------------------------------
       157,525 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 6.1484s, 2009                                158,214
     2,290,000 Century Cable Holdings bank term
               loan FRN 8s, 2009                                      2,255,240
        75,588 Itron, Inc. bank term loan FRN
               5.0138s, 2010                                             75,682
     1,246,875 Mediacom Communications Corp. bank
               term loan FRN Ser. B,  5.2607s, 2012                   1,251,551
     1,670,000 Olympus Cable Holdings, Inc. bank
               term loan FRN Ser. B, 7 3/4s, 2010                     1,630,338
                                                                 --------------
                                                                      5,371,025

Energy (0.1%)
-------------------------------------------------------------------------------
       270,000 Dresser, Inc. bank term loan FRN
               6.91s, 2010                                              274,725
       867,841 Trico Marine Services, Inc. bank
               term loan FRN 8.3s, 2010                                 867,841
                                                                 --------------
                                                                      1,142,566

Entertainment (--%)
-------------------------------------------------------------------------------
        89,865 Six Flags, Inc. bank term loan FRN
               Ser. B, 5.8897s, 2009                                     90,202

Financial (0.1%)
-------------------------------------------------------------------------------
       997,758 General Growth Properties, Inc. bank
               term loan FRN Ser. B,  5.34s, 2008
               (R)                                                    1,003,266

Food (0.1%)
-------------------------------------------------------------------------------
       519,750 Pinnacle Foods Holding Corp. bank
               term loan FRN 6.3489s, 2010                              520,400

Health Care (0.2%)
-------------------------------------------------------------------------------
       246,250 Beverly Enterprises, Inc. bank term
               loan FRN 5.6486s, 2008                                   246,866
       179,100 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 4.64s, 2011                        180,555
       363,385 Concentra bank term loan FRN
               6.0085s, 2009                                            366,261
       178,650 Fisher Scientific International,
               Inc. bank term loan FRN
               Ser. B, 4.5925s, 2011                                    179,618
       197,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 6.5925s, 2009                              197,985
       170,375 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 4.85s, 2011                             171,120
       734,975 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 5.32s, 2008                                  740,488
        32,380 VWR International, Inc. bank term
               loan FRN Ser. B, 5.65s, 2011                              32,510
                                                                 --------------
                                                                      2,115,403

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------
       141,528 Sealy Mattress Co. bank term loan
               FRN Ser. D, 5.0005s, 2012                                141,646

Media (0.1%)
-------------------------------------------------------------------------------
       592,257 Warner Music Group bank term loan
               FRN Ser. B, 4.9267s, 2011                                592,380

Publishing (--%)
-------------------------------------------------------------------------------
       247,500 WRC Media Corp. bank term loan FRN
               8.0644s, 2009                                            246,881

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
       405,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 5.89s, 2010                           403,312

Transportation (--%)
-------------------------------------------------------------------------------
       176,475 Pacer International, Inc. bank term
               loan FRN 5.2297s, 2010                                   177,799

Utilities & Power (0.3%)
-------------------------------------------------------------------------------
     1,433,440 El Paso Corp. bank term loan FRN
               Ser. B, 5 7/8s, 2009                                   1,438,417
       870,000 El Paso Corp. bank term loan FRN
               Ser. C, 5.62s, 2009                                      871,208
       437,500 NRG Energy, Inc. bank term loan FRN
               2.9925s, 2011                                            440,016
       561,094 NRG Energy, Inc. bank term loan FRN
               Ser. B, 5.2532s, 2011                                    564,320
       181,774 Williams Cos., Inc. bank term loan
               FRN Ser. C, 5.59s, 2007                                  183,365
                                                                 --------------
                                                                      3,497,326
                                                                 --------------
               Total Senior loans
               (cost $26,934,533)                                   $26,843,773

Foreign government bonds and notes (1.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,805,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                         $3,281,850
       910,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                          1,050,140
       690,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                             779,700
     2,205,000 Indonesia (Republic of) 144A notes
               7 1/4s, 2015                                           2,182,950
       950,000 Peru (Republic of) bonds 8 3/8s,
               2016                                                   1,054,500
     2,640,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                           2,725,800
     2,830,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   3,463,920
       745,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                            841,850
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $14,430,937)                             $15,380,710

Collateralized mortgage obligations (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               DLJ Commercial Mortgage Corp.
      $493,418 Ser. 98-CF2, Class B4, 6.04s, 2031                      $493,615
     1,581,791 Ser. 98-CF2, Class B5, 5.95s, 2031                     1,135,800
               GE Capital Commercial Mortgage Corp.
               144A
     1,025,000 Ser. 00-1, Class G, 6.131s, 2033                         940,540
       577,000 Ser. 00-1, Class H, 6.131s, 2033                         369,338
       912,750 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class
               G,6.974s, 2036                                           736,073
       437,000 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1, Class G,  6.41s,
               2031                                                     424,829
               Mach One Commercial Mortgage Trust
               144A
     1,000,000 Ser. 04-1A, Class J, 5.45s, 2040                         847,031
       365,000 Ser. 04-1A, Class K, 5.45s, 2040                         301,980
       165,000 Ser. 04-1A, Class L, 5.45s, 2040                         122,396
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $4,880,485)                         $5,371,602

Brady bonds (0.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,865,318 Brazil (Federal Republic of) FRB
               Ser. 18 YR, 4.313s, 2012                              $1,790,705
     1,891,250 Peru (Republic of) FRB Ser. 20 YR,
               5s, 2017                                               1,806,144
                                                                 --------------
               Total Brady bonds (cost $3,530,316)                   $3,596,849

Convertible bonds and notes (0.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,220,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty 5s, 2008                                     $1,187,975
     2,477,000 Lear Corp. cv. company guaranty zero
               %, 2022                                                1,108,458
       910,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         1,096,550
                                                                 --------------
               Total Convertible bonds and notes
               (cost $3,443,099)                                     $3,392,983

Short-term investments (2.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $27,046,864 Putnam Prime Money Market Fund (d)                   $27,046,864
     1,500,000 Danske Corp for an effective yield
               2.963%, August 8, 2005                                 1,491,840
     1,000,000 Societe Generale for an effective
               yield of 2.915%, August 9, 2005                          999,990
                                                                 --------------
               Total Short-term investments
               (cost $29,538,694)                                   $29,538,694
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,030,536,622)                             $1,037,245,851
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,049,628,530.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at May 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (e) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (f) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $12.6 million.

      At May 31, 2005, liquid assets totaling $24,337,440 have been designated as collateral for open swap contracts.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at May 31, 2005.


Forward currency contracts to buy at May 31, 2005 (Unaudited)
(aggregate face value $494,481)

                                                        Aggregate          Delivery        Unrealized
                                         Value         face value            date         depreciation
------------------------------------------------------------------------------------------------------
Canadian Dollar                        $481,333          $494,481           7/20/05          $(13,148)
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at May 31, 2005 (Unaudited)
(aggregate face value $14,569,906)

                                                        Aggregate          Delivery        Unrealized
                                         Value         face value            date         appreciation
------------------------------------------------------------------------------------------------------
Euro                                $13,659,601       $14,569,906           6/15/05          $910,305
------------------------------------------------------------------------------------------------------



Total return swap contracts outstanding at May 31, 2005 (Unaudited)

                                                         Notional         Termination     Unrealized
                                                          amount             date        depreciation
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank AG dated
February 1, 2005 to receive at maturity the
notional amount multiplied by the return of
the Lehman Brothers U.S. Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the seven month
USD-LIBOR-BBA adjusted by a
specified spread.                                      $2,499,986            9/1/05          $(50,667)

Agreement with Deutsche Bank AG dated
February 1, 2005 to receive at maturity the
notional amount multiplied by the return of
the Lehman Brothers U.S. Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the six month
USD-LIBOR-BBA adjusted by a
specified spread.                                       2,499,986            8/1/05           (50,218)

Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to receive/
(pay) quarterly the notional amount multiplied
by the return of the Lehman Brothers U.S.
High Yield Index and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR adjusted by a specified spread.              12,292,469            6/1/05          (398,138)
------------------------------------------------------------------------------------------------------
                                                                                            $(499,023)
------------------------------------------------------------------------------------------------------



Credit default contracts outstanding at May 31, 2005 (Unaudited)

                                                                                          Unrealized
                                                                           Notional      appreciation/
                                                                            amount      (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the
notional amount is reduced to zero or the date on which the
assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times
2.35% and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS securities.         $440,000           $21,382

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the
notional amount is reduced to zero or the date on which the
assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times
2.55625% and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS securities.          440,000            10,009

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the
notional amount is reduced to zero or the date on which the
assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times
2.4625% and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS securities.          220,000             9,945

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                          165,000             6,995

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                          110,000             3,490

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               55,000             3,367

Agreement with Goldman Sachs Capital Markets, L.P. effective
September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        55,000               557

Agreement with Morgan Stanley Capital Services, Inc. effective
May 24, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.                                                          3,735,000           (42,370)

Agreement with JP Morgan Chase Bank, N.A. effective April 25, 2005, maturing on June 20, 2010, to receive a quarterly payment of 3.70%
times the notional amount. Upon a credit default event of Felcor
Lodging L.P., 8 1/2, 2011, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.                                                               990,000            (3,763)

Agreement with Morgan Stanley Capital Services, Inc. effective
May 24, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread on issue and the market spread on day of execution and receive
quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX 5 year Series 4 Index 0-3% tranche.                          747,000            28,773

Agreement with Goldman Sachs Capital Markets, L.P. effective
May 20, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index , the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.                                                         19,115,000          (227,798)

Agreement with Goldman Sachs Capital Markets, L.P. effective
May 20, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread on issue and the market spread on day of execution and receive
quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX 5 year Series 4 Index 0-3% tranche.                 3,823,000           159,899
------------------------------------------------------------------------------------------------------
                                                                                            $(29,514)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,003,489,758)          $1,010,198,987
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $27,046,864) (Note 5)          27,046,864
-------------------------------------------------------------------------------
Cash                                                                2,227,251
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          18,878,674
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                401,403
-------------------------------------------------------------------------------
Receivable for securities sold                                        639,848
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               910,305
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)              58,017
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 244,417
-------------------------------------------------------------------------------
Total assets                                                    1,060,605,766

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,435,478
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,047,133
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,749,849
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            174,948
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                189,849
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,515
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                468,737
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   13,148
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              499,023
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                    273,931
-------------------------------------------------------------------------------
Other accrued expenses                                                121,625
-------------------------------------------------------------------------------
Total liabilities                                                  10,977,236
-------------------------------------------------------------------------------
Net assets                                                     $1,049,628,530

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                             $2,329,903,420
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (3,377,987)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,283,873,460)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   6,976,557
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,049,628,530

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($452,554,126 divided by 75,445,949 shares)                             $6.00
-------------------------------------------------------------------------------
Offering price per class A share (100/96.25 of $6.00)*                  $6.23
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($84,228,936 divided by 14,222,996 shares)**                            $5.92
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($488,908,570 divided by 81,343,568 shares)                             $6.01
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.01)***                $6.21
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($23,936,898 divided by 3,919,337 shares)                 $6.11
-------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $299,278 from
investments in affiliated issuers) (Note 5)                       $45,069,172
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,810)                                4,224
-------------------------------------------------------------------------------
Total investment income                                            45,073,396
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,608,055
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      489,041
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               105,486
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,354
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       30,663
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 585,336
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 525,864
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,326,404
-------------------------------------------------------------------------------
Other                                                                 209,358
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 7)                                     9,590
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 7)                               (9,590)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (18,055)
-------------------------------------------------------------------------------
Total expenses                                                      6,885,506
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (19,140)
-------------------------------------------------------------------------------
Net expenses                                                        6,866,366
-------------------------------------------------------------------------------
Net investment income                                              38,207,030
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    7,294,405
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          806,327
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           160,787
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  787,583
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap
contracts during the period                                       (40,454,973)
-------------------------------------------------------------------------------
Net loss on investments                                           (31,405,871)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,801,159
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                     May 31       November 30
Decrease in net assets                                 2005*             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $38,207,030      $88,580,466
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      8,261,519      (83,937,449)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (39,667,390)     143,997,816
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         6,801,159      148,640,833
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (15,653,126)     (35,440,021)
-------------------------------------------------------------------------------
Class B                                           (3,179,792)     (10,517,923)
-------------------------------------------------------------------------------
Class M                                          (17,269,113)     (42,192,839)
-------------------------------------------------------------------------------
Class Y                                             (864,247)      (1,781,949)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               3,589           17,373
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (127,983,257)    (220,380,374)
-------------------------------------------------------------------------------
Total decrease in net assets                    (158,144,787)    (161,654,900)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,207,773,317    1,369,428,217
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$3,377,987 and $4,618,739, respectively)      $1,049,628,530   $1,207,773,317
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
                                      May 31
Per-share                          (Unaudited)                                Year ended November 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $6.16           $5.88           $5.17           $5.84           $6.30           $7.72
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               .21 (d)         .43 (d)         .48             .56             .68             .81
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.17)            .29             .73            (.62)           (.40)          (1.41)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .04             .72            1.21            (.06)            .28            (.60)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.20)           (.44)           (.50)           (.58)           (.71)           (.82)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              --              --            (.03)           (.03)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.20)           (.44)           (.50)           (.61)           (.74)           (.82)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $6.00           $6.16           $5.88           $5.17           $5.84           $6.30
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 0.73*          12.72           24.65           (0.93)           4.46           (8.69)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $452,554        $484,372        $507,140        $462,586        $561,101        $625,449
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .52* (d)       1.07 (d)        1.03            1.03            1.00             .95
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.46* (d)       7.22 (d)        8.61           10.35           11.01           10.96
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                12.66*          53.33           78.78           60.35           81.23           68.37
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
                                      May 31
Per-share                          (Unaudited)                                Year ended November 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $6.08           $5.81           $5.12           $5.79           $6.27           $7.68
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               .19 (d)         .38 (d)         .43             .52             .63             .75
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.17)            .28             .72            (.62)           (.42)          (1.39)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .02             .66            1.15            (.10)            .21            (.64)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.18)           (.39)           (.46)           (.54)           (.66)           (.77)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              --              --            (.03)           (.03)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.18)           (.39)           (.46)           (.57)           (.69)           (.77)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $5.92           $6.08           $5.81           $5.12           $5.79           $6.27
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 0.33*          11.84           23.56           (1.71)           3.35           (9.29)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $84,229        $123,263        $199,990        $258,113        $372,989        $482,280
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .89* (d)       1.82 (d)        1.78            1.78            1.75            1.70
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.09* (d)       6.50 (d)        7.94            9.58           10.27           10.20
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                12.66*          53.33           78.78           60.35           81.23           68.37
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
                                      May 31
Per-share                          (Unaudited)                                Year ended November 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $6.17           $5.89           $5.18           $5.85           $6.29           $7.71
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               .20 (d)         .42 (d)         .47             .55             .67             .79
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.16)            .29             .73            (.62)           (.38)          (1.40)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .04             .71            1.20            (.07)            .29            (.61)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.20)           (.43)           (.49)           (.57)           (.70)           (.81)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              --              --            (.03)           (.03)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.20)           (.43)           (.49)           (.60)           (.73)           (.81)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $6.01           $6.17           $5.89           $5.18           $5.85           $6.29
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 0.62*          12.47           24.32           (1.15)           4.59           (8.92)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $488,909        $573,455        $638,046        $534,636        $693,973        $534,387
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .64* (d)       1.32 (d)        1.28            1.28            1.25            1.20
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.34* (d)       6.98 (d)        8.34           10.10           10.75           10.71
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                12.66*          53.33           78.78           60.35           81.23           68.37
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
                                      May 31
Per-share                          (Unaudited)                                Year ended November 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $6.27           $5.97           $5.23           $5.88           $6.32           $7.72
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               .22 (d)         .45 (d)         .50             .59             .68             .84
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.17)            .30             .76            (.62)           (.37)          (1.40)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .05             .75            1.26            (.03)            .31            (.56)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.21)           (.45)           (.52)           (.59)           (.72)           (.84)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              --              --            (.03)           (.03)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.21)           (.45)           (.52)           (.62)           (.75)           (.84)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $6.11           $6.27           $5.97           $5.23           $5.88           $6.32
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 0.81*          13.09           25.21           (0.36)           4.97           (8.20)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $23,937         $26,684         $24,253         $15,562         $15,278          $7,122
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .39* (d)        .82 (d)         .78             .78             .75             .70
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.58* (d)       7.46 (d)        8.83           10.60           11.33           11.30
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                12.66*          53.33           78.78           60.35           81.23           68.37
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. These securities may have a higher rate of default due to the nature of the investments. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. The expenses for class A, class B and class M shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2004, the fund had a capital loss carryover of $1,291,899,027 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
---------------------------------
 $299,611,582   November 30, 2007
  217,396,296   November 30, 2008
  265,227,969   November 30, 2009
  309,407,794   November 30, 2010
  104,325,628   November 30, 2011
   95,929,758   November 30, 2012

The aggregate identified cost on a tax basis is $1,034,355,629, resulting in gross unrealized appreciation and depreciation of $43,605,237 and $40,715,015, respectively, or net unrealized appreciation of $2,890,222.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2005, Putnam Management did not waive any of its management fee from the fund.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the period ended May 31, 2005, Putnam Management has assumed $9,590 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2005, the fund paid PFTC $589,980 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2005, the fund's expenses were reduced by $19,140 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,026, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $3,566 and $13 from the sale of class A and class M shares, respectively, and received $21,594 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received $36 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $136,825,503 and $260,321,799, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,094,640       $37,083,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,597,782         9,691,504
----------------------------------------------------------------
                                     7,692,422        46,774,596

Shares repurchased                 (10,868,195)      (66,068,490)
----------------------------------------------------------------
Net decrease                        (3,175,773)     $(19,293,894)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,071,625       $78,245,789
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,563,145        21,257,776
----------------------------------------------------------------
                                    16,634,770        99,503,565

Shares repurchased                 (24,287,882)     (145,118,352)
----------------------------------------------------------------
Net decrease                        (7,653,112)     $(45,614,787)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            111,386          $672,486
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       309,102         1,855,259
----------------------------------------------------------------
                                       420,488         2,527,745

Shares repurchased                  (6,460,227)      (38,801,499)
----------------------------------------------------------------
Net decrease                        (6,039,739)     $(36,273,754)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            576,367        $3,408,521
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,045,000         6,159,850
----------------------------------------------------------------
                                     1,621,367         9,568,371

Shares repurchased                 (15,788,856)      (93,303,830)
----------------------------------------------------------------
Net decrease                       (14,167,489)     $(83,735,459)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,798,705       $17,108,494
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,828           260,376
----------------------------------------------------------------
                                     2,841,533        17,368,870

Shares repurchased                 (14,375,374)      (87,724,273)
----------------------------------------------------------------
Net decrease                       (11,533,841)     $(70,355,403)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,383,490      $110,530,522
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       106,819           651,941
----------------------------------------------------------------
                                    18,490,309       111,182,463

Shares repurchased                 (33,882,135)     (203,387,355)
----------------------------------------------------------------
Net decrease                       (15,391,826)     $(92,204,892)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            663,012        $4,132,865
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       139,962           864,247
----------------------------------------------------------------
                                       802,974         4,997,112

Shares repurchased                  (1,140,915)       (7,057,318)
----------------------------------------------------------------
Net decrease                          (337,941)      $(2,060,206)
----------------------------------------------------------------

                                   Year ended November 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,672,438       $10,245,546
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       293,816         1,781,949
----------------------------------------------------------------
                                     1,966,254        12,027,495

Shares repurchased                  (1,771,485)      (10,852,731)
----------------------------------------------------------------
Net increase                           194,769        $1,174,764
----------------------------------------------------------------

Note 5
Investment in Putnam Prime  Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2005, management fees paid were reduced by $18,055 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $299,278 for the period ended May 31, 2005. During the period ended May 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $160,582,102 and $154,435,151, respectively.

Note 6
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  175,095,605         3,523,081
Charles B. Curtis                  175,099,183         3,519,503
Myra R. Drucker                    175,130,580         3,488,106
Charles E. Haldeman, Jr.           175,115,812         3,502,874
John A. Hill                       174,356,148         4,262,358
Ronald J. Jackson*                 175,158,156         3,460,530
Paul L. Joskow                     175,095,587         3,523,099
Elizabeth T. Kennan                175,067,354         3,551,332
John H. Mullin, III                175,073,110         3,545,576
Robert E. Patterson                175,111,465         3,507,221
George Putnam, III                 174,957,437         3,661,249
A.J.C. Smith+                      174,951,227         3,667,459
W. Thomas Stephens                 175,068,512         3,550,174
Richard B. Worley                  175,078,766         3,539,920

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                  147,484,846         4,171,974        26,961,866

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                  147,756,779         4,145,703        26,716,204

* Mr. Jackson retired rom the Board of Trustees on June 10, 2005.

+ Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                  149,219,927         2,814,409        26,584,350

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

All tabulations are rounded to nearest whole number.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA032-225873  7/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Semiannual Report dated 5/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 5/31/05

                                                                        NAV

6 months                                                               0.81%
1 year                                                                10.73
5 years                                                               37.58
Annual average                                                         6.59
10 years                                                              75.88
Annual average                                                         5.81
Life of fund (since class A inception, 3/25/86)
Annual average                                                         7.87

Share value:                                                            NAV

11/30/04                                                              $6.27
5/31/05                                                               $6.11

----------------------------------------------------------------------------

Distributions:      No.       Income    Capital gains       Total
                     6        $0.210         --            $0.210

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (12/31/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 5/31/05

                                                                    Class Y
Expenses paid per $1,000*                                             $3.96
Ending value (after expenses)                                     $1,008.10

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05

                                                                    Class Y
Expenses paid per $1,000*                                             $3.98
Ending value (after expenses)                                     $1,020.99

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   0.79%
Average annualized expense ratio for Lipper peer group+                0.88%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005